UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21571

The Rogé Partners Funds

(Exact name of registrant as specified in charter)

603 Johnson Avenue, Suite 103, Bohemia, NY 11716

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-218-0077

Date of fiscal year end:

6/30

Date of reporting period: 12/31/08

Item 1.  Reports to Stockholders.

Rogé Partners Fund Semi-Annual Report December 31, 2008 Investment Advisor R.W. Rogé & Company, Inc. 630 Johnson Avenue, Suite 103 Bohemia, NY 11716 1-888-800-ROGÉ

Rogé Partners Fund
SHAREHOLDER LETTER
December 31, 2008

Dear Shareholders,

The fourth quarter of 2008 ended with a thump. Stocks suffered their worst quarterly loss in the post-World War II era. For the year, the S&P 500 turned in its worst performance since 1931 and its second-worst performance since its founding in 1923.

International stocks faired even more poorly than U.S. equities as the MSCI World Index1, a proxy for developed global markets, fell 40% in 2008. Emerging markets, particularly sensitive to commodity prices, sank dramatically as demand from the developed world evaporated. Thankfully, while we run globally diversified portfolios, we refrained from investing in these risky emerging markets.

Small-cap stocks surprisingly performed relatively well throughout the year as it outperformed the S&P 5002 (large-cap index). Our overweight position in large-cap stocks hindered our performance for the year. We continued to overweight large-cap equities mainly because of deteriorating credit markets. Many smaller companies aren’t as well capitalized as larger companies and we believed smaller companies would have a hard time finding the capital necessary to continue operating. However, as the liquidity crisis unfolded, big institutional investors sold off their large-cap stocks for quick access to capital, which had the affect of depressing equity prices. However, large-cap stocks did regain some momentum in the fourth quarter as investors turned to better-known names.

Value stocks underperformed growth stocks for the quarter and year. This is because many value-oriented indexes are heavily weighted in financial stocks. As many of you know, financial companies have suffered dearly during this economic retraction. We were fortunate enough to overweight growth-style mutual funds at the beginning of 2008 because we saw opportunity in investing in great franchises with superior prospects for growth. We recognized the need to put a premium on growth given the slow or negative economic environment we are in today. This overweight position in growth funds helped performance.

We believe the economy has been in a recession for more than a year now. While such contractions usually last 6 to 18 months, we expect this to be one of the longer recessions on record. Our guess is that this one will last about 24 months due to the impact of the systemic failure of the credit markets.  If that’s the case, we are more than halfway through the recession.

1 The MSCI World Index (USD) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

2 The S&P 500 is a market capitalization weighted measure of 500 widely held common stocks. Please note, an investor may not invest directly in an index.

Rogé Partners Fund
SHAREHOLDER LETTER (Continued)
December 31, 2008

Though closely linked, remember that the economy and the stock market are two different systems. The stock market is a discounting mechanism, which is to say it looks forward. If precedent is any guide, it will anticipate the end of the recession by about six months.  So while we may see temporary market rallies during the first half of 2009, we will also see corrections as the markets test and re-test the lows reached on Nov. 20, 2008.  As such, we expect market conditions to return to normal towards the second half of 2009.

Despite a trillion dollars or so of governmental relief already made available or on the way, the immediate future is still hazy. No one knows for sure what the new administration and the new congress will propose and then actually do. No one knows for sure what regulations, procedures and programs will be governing the markets. Until the fog lifts, we need to remain diligent and flexible. This could mean higher than normal trading activity in our portfolios as we work to adjust our positions to take better advantage of the changing environment.

There will be more disappointing economic news in 2009. But, as they say on Wall Street, markets climb a wall of worry. That is sure to apply as the economy works its way through what’s left of this recession. But along with the heartburn there are some positive signs:

➢

There is the inauguration of Barack Obama, signaling a new beginning that will hopefully restore a measure of confidence to the markets and the nation as a whole.

➢

There is more than $3.8 trillion sitting on the sidelines in money market funds. Many of these funds are yielding under one-half of one percent and a number of them have zero yields. This money will eventually return to the markets, driving prices of stocks and bonds higher.

➢

Gold has fallen from $1,000 per ounce to under $750 per ounce than jumped back to $830. The fact that gold has reversed itself may be an indication of future inflation, which is much better than the deflationary environment we find ourselves in today.

➢

The price of oil has fallen from $147 a barrel in mid-July to just under $45 a barrel at year-end.  We believe this is akin to a large tax cut or stimulus package for the consumer and the broader economy.

➢

Mega-investor Warren Buffett is buying stocks. He thinks this is a really big buying opportunity because, by almost every measure, the stock market is absurdly undervalued relative to all historical benchmarks.

➢

The Fed has thrown everything at this problem, including the proverbial kitchen sink.  It cut rates to zero recently to try to ease pressures on the financial system.

Rogé Partners Fund
SHAREHOLDER LETTER (Continued)
December 31, 2008

➢

The U.S. has guaranteed literally trillions of dollars of private liabilities in an effort to head off the advent of another Great Depression.

➢

The Treasury is providing unprecedented levels of liquidity to banks and institutions.

➢

The FDIC has raised its guarantee limits on deposits to $250,000 from $100,000.  This expires at the end of 2009 when the limit will revert to $100,000.

➢

The stock market is trying to find a support level where it can stop depreciating.  It seems that we have reached and re-tested that low level reached on Nov. 20, 2008 several times.

➢

The global economic slump has dramatically narrowed the nation’s trade deficit. U.S. exports have also dropped, although not as significantly.

We will continue to favor large-cap companies with strong franchises, healthy balance sheets and meaningful dividend yields. Many strong and growing companies are available for purchase at levels we have never seen before.

There are many quality companies in recession-resistant industries such as healthcare, food goods, and alcohol and tobacco are providing dividend yields nearly triple that of Treasuries. We will, however, look to add to smaller companies as it becomes clear that the economy has bottomed out. Historically, smaller company stocks have rallied sooner than large company stocks coming out of a recession.

We will continue to favor growth-based funds over value-based funds. We are happy to own slightly more expensive companies in return for enhanced earnings growth. Besides, after the drop in the equity markets, even growth stocks appear to be cheap.

We will continue to run globally diversified portfolios as stocks overseas appear cheaper than here in the U.S. In addition, we believe many overseas markets such as Asia offer better growth opportunities over the long term.

There is an old nautical saying that while we can’t do anything about the direction of the wind, we can adjust our sails to take advantage of the wind. Obviously no one knows for sure what 2009 holds in store. However, we can position our portfolios to take advantage of the undervalued and overvalued areas of the markets. We can do this by overweighting and underweighting those areas, along with assigning probabilities of the potential outcomes over time based on careful research.

We agree with Mohammad El-Erin, co-chief investment officer of PIMCO, the largest bond manager in the world. He suggests that for 2009 we drive our portfolios down the middle of the road, not swerving left or right (deflation on the left and inflation on the

Rogé Partners Fund
SHAREHOLDER LETTER (Continued)
December 31, 2008

right). Beyond 2009 we may begin to see signs of inflation as the housing foreclosures ease up. This is not a buy and hold market. We need to remain alert and flexible.

We know that none of our clients, including us, are happy with the negative performance of our portfolios during 2008.  However, as a closing perspective on just how bad we feel 2008 was, Morningstar (the mutual fund tracking firm) just awarded their “2008 Domestic Portfolio Manager of the Year Award” to a manager whose fund was down “only” about 20% in 2008.

The Roman poet Horace (65 – 08 B.C.), in his 9th book of Odes, suggests that “Everything is transitory: the wind will die down, the snow will melt, the frozen river will flow again.” So, following the Year of the Bear, during which just about everything turned sour or worse, it is well to remember that change is the great constant. Yes, Horace, everything is transitory and this dreadful market too shall pass. Thanks for reminding us of this wisdom.

On behalf of our entire team, we thank you for the confidence you have placed in us, especially during this very difficult and stressful year.  We want you to know that we remain focused on providing you with the smoothest possible journey towards reaching your goals, although we weren’t able to do that in 2008 due to the highly unusual circumstances that occurred in the credit and stock markets.

Our number one objective is to always act as your fiduciary, manage your money responsibly and achieve reasonable returns without undue risk. We are all very happy that 2008 is behind us and we look forward to a more productive 2009 and beyond.

Warmest regards,

Ronald W. Rogé, MS, CFP®

Steven M. Rogé, CMFC®

Chairman & CEO

Portfolio Manager

0267-NLD-2/23/2009

Rogé Partners Fund
PORTFOLIO REVIEW
December 31, 2008 (Unaudited)

The Fund’s performance figures* for the period ending December 31, 2008, compared to its benchmarks:

	Six Month	One Year	Three Year	Inception** – December 31, 2008	Inception** – December 31, 2008 (Cumulative Return)
The Rogé Partners Fund	-33.95%	-41.03%	-9.84%	-2.70%	-10.96%
S&P 500 Index	-28.48%	-37.00%	-8.36%	-3.26%	-13.12%
MSCI World Index	-33.71%	-40.71%	-8.10%	-1.50%	-6.21%

Comparison of the Change in Value of a $10,000 Investment

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. The Fund's investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2009, to ensure that the net annual fund operating expenses will not exceed 1.99% for the Fund, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 3.20%. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-800-ROGE.

“S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. The “World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 23 developed market country indices. Investors cannot invest directly in an index or benchmark.

** Inception date is October 1, 2004.

The Fund’s Top Ten Sectors are as follows:

Sectors	Percentage of Net Assets
Value Equity Mutual Funds	36.04%
Growth Equity Mutual Funds	11.37%
Blend Equity Mutual Funds	8.34%
International Equity Mutual Funds	5.20%
Limited Partnership	4.76%
Beverages	4.68%
Diversified Holding Companies	3.17%
Food	2.39%
Oil & Gas Services	2.36%
Building Materials	2.14%
Other/Cash & Equivalents	19.55%
100.00%

Investors should carefully consider the investment objectives, risks, charges and expenses of the Rogé Partners Fund. This and other important information about the Rogé Partners Fund is contained in the prospectus, which can be obtained by calling toll free: 1-888-800-ROGE. The prospectus should be read carefully before investing.

The Rogé Partners Fund is distributed by Northern Lights Distributors, LLC. Member FINRA/SIPC

Rogé Partners Fund

Rogé Partners Fund
SCHEDULE OF INVESTMENTS
December 31, 2008 (Unaudited)

Shares	Security		Value

	EQUITY MUTUAL FUNDS (RIC's) - 61.01%
	Blend - 8.34%
30,813	Fairholme Fund		$ 672,958
10,257	Matthew 25 Fund		82,978
			755,936

	Growth - 11.37%
45,309	Baron Partners Fund		552,770
538	Baron Small Cap Fund		7,664
887	Legg Mason Opportunity Trust		4,850
155	Sequoia Fund, Inc.		14,791
50,542	Vanguard PRIMECAP Core Fund		450,325
			1,030,400

	International - 5.20%
5,501	Artisan International Value Fund, Investor Shares		96,975
28	Dodge & Cox International Stock Fund		612
8,280	Third Avenue International Value Fund		95,881
93	Tweedy Browne Global Value Fund		1,456
8,200	WisdomTree International Small Cap Dividend Fund		276,176
			471,100

	Sector - Real Estate - 0.06%
346	Third Avenue Real Estate Value Fund		5,166

	Value - 36.04%
100	Aegis Value Fund		549
180	Brown Advisory Small Cap Value Fund		1,365
18,379	First Eagle Global Fund		607,786
44,685	IVA Worldwide Fund		549,183
100	Kinetics Paradigm Fund		1,446
31,106	Longleaf Partners Fund		488,050
8,840	Pinnacle Value Fund		101,221
75	Presidio Fund		752
24,983	Royce Select Fund		314,532
181	SouthernSun Small Cap Fund		1,822
789	Third Avenue Small Cap Value Fund		11,547
191	Third Avenue Value Fund		6,270
594	Tilson Focus Fund (a)		3,597

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008 (Unaudited)

Shares	Security		Value

	Value - 36.04% (Continued)
37,005	Westport Fund		$ 542,868
72,894	Wintergreen Fund		636,365
			3,267,353

	TOTAL EQUITY MUTUAL FUNDS
	(Cost $6,997,953)		5,529,955

	COMMODITY FUNDS - 0.95%
1,000	SPDR Gold Trust +
	(Cost $74,221)		86,550

	COMMON STOCKS - 31.55%
	Beverages - 4.68%
3,199	Brown-Forman Corp.		161,933
3,250	Diageo PLC		184,405
1,600	Molson Coors Brewing Co.		78,272
			424,610

	Building Materials - 2.14%
2,000	Martin Marietta Materials, Inc.		194,160

	Commercial Services - 0.90%
3,500	Cintas Corp.		81,305

	Diversified Financials - 0.71%
4,000	Charles Schwab Corp. (The)		64,680

	Diversified Holding Companies - 3.17%
4,729	Jardine Matheson Holdings, Ltd.		87,250
5,900	Leucadia National Corp. +		116,820
3,204	Siem Industries, Inc. (a)		83,304
			287,374

	Entertainment - 0.93%
44,940	Bingo.com, Ltd. +		4,045
2,800	International Speedway Corp.		80,444
			84,489

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008 (Unaudited)

Shares	Security		Value

	Food - 2.39%
5,467	Nestle SA		$ 217,040

	Forest Products & Paper - 0.84%
2,200	Plum Creek Timber Co., Inc.		76,428

	Healthcare-Products - 0.86%
1,300	Johnson & Johnson		77,779

	Insurance - 1.77%
50	Berkshire Hathaway, Inc., Class B +		160,700

	Investment Companies - 0.30%
250	Capital Southwest Corp.		27,040

	Leisure Time - 1.46%
4,100	Harley-Davidson, Inc.		69,577
1,600	Shimano, Inc.		62,987
			132,564

	Media - 0.83%
3,300	Walt Disney Co. (The)		74,877

	Miscellaneous Manufacturing- 0.83%
1,300	3M Co.		74,802

	Oil & Gas Services - 2.36%
2,100	Canadian Natural Resources, Ltd.		83,958
857,142	Deep Down, Inc. + ++ (a)		130,286
			214,244

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008 (Unaudited)

Shares	Security		Value

	Pharmaceuticals- 0.84%
4,300	Pfizer, Inc.		$ 76,153

	REITs- 0.84%
7,000	Winthrop Realty Trust		75,880

	Retail - 1.89%
1,500	McDonald's Corp.		93,285
1,400	Wal-Mart Stores, Inc.		78,484
			171,769

	Software - 1.84%
3,000	Autodesk, Inc. +		58,950
281,500	6356095 Canada Inc. (formerly Excapsa Software)+ ++ (a)		39,748
3,500	Microsoft Corp.		68,040
			166,738

	Tobacco - 1.97%
4,100	Philip Morris International, Inc.		178,390

	TOTAL COMMON STOCKS
	(Cost $3,278,099)		2,861,022

	LIMITED PARTNERSHIP - 4.76%
450,000	Armor Capital Partners LP + ++ (a)
	(Cost $450,000)		431,836

	SHORT-TERM INVESTMENTS - 1.47%
	Money Market Mutual Funds - 1.47%
132,862	Goldman Sachs Financial Square Funds, Government Fund
	(Cost $132,862)		132,862

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008 (Unaudited)

	TOTAL INVESTMENTS
	(Cost $10,933,135*)	99.74%	$ 9,042,225
	Assets in excess of other labilities	0.26%	23,054

	TOTAL NET ASSETS	100.00%	$ 9,065,279

+ Non-income producing securities.
++ Restricted securities. The aggregate value of such securities is 6.64% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees.
(a) Securities for which market quotations are not readily available. The aggregate value of such securities is 7.60% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees.
* Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:	$249,054
		Unrealized depreciation:	(2,139,964)
		Net unrealized depreciation:	$(1,890,910)

RIC - Registered Investment Company

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008 (Unaudited)

Assets:
Investments in securities, at value
(Cost $10,933,135)	$ 9,042,225
Dividends and interest receivable	33,282
Receivable for securities sold	2,697
Prepaid expenses and other assets	15,097
Total Assets	9,093,301

Liabilities:
Investment advisory fees payable	927
Fees payable to other affiliates	11,372
Accrued expenses and other liabilities	15,723
Total Liabilities	28,022

Net Assets	$ 9,065,279

Net Assets Consist Of:
Paid in capital	$ 13,595,873
Distribution in excess of net investment income (loss)	(159,507)
Accumulated net realized gain (loss) from security transactions
and foreign currency transactions	(2,480,075)
Net unrealized appreciation (depreciation) of investments and
foreign currency transactions	(1,891,012)

Net Assets	$ 9,065,279

Shares outstanding (unlimited number of shares authorized
without par value)	1,131,740

Net asset value (net assets ÷ shares outstanding), offering price and
redemption price per share	$ 8.01

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2008 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes $308)	$ 99,622
Interest	4,644
Total investment income	104,266

Expenses:
Advisory fees	58,301
Administration fees	17,845
Fund accounting fees	13,667
Legal fees	11,670
Transfer agent fees	10,769
Registration fees	8,350
Audit fees	7,516
Custody fees	5,796
Insurance expense	5,442
Printing expense	1,490
Trustees' fees	1,376
Other expenses	246
Total expenses	142,468

Less:
Advisory fees waived	(26,881)
Net expenses	115,587

Net Investment Income (Loss)	(11,321)

Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) from security transactions	(1,690,798)
Net realized gain (loss) from foreign currency transactions	(819)
Distributions of realized gains from other investment companies	109,899
Net change in unrealized appreciation (depreciation) of investments
and foreign currency transactions	(3,218,210)
Net realized and unrealized gain (loss) on investments	(4,799,928)

Net increase (decrease) in net assets resulting from operations	$ (4,811,249)

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENTS OF CHANGES IN NET ASSETS
Rogé Partners Fund
	For the
	Six Months Ended	For the
	December 31 ,2008	Year Ended
	(Unaudited)	June 30, 2008

From Operations:
Net investment income (loss)	$ (11,321)	$ (59,468)
Net realized gain (loss) from security transactions	(1,690,798)	(1,103,159)
Net realized gain (loss) from
foreign currency transactions	(819)	(1,562)
Distributions of gains from other investment companies	109,899	510,320
Net change in unrealized appreciation
(depreciation) of investments	(3,218,210)	(1,912,610)
Net increase (decrease) in net assets
resulting from operations	(4,811,249)	(2,566,479)

Distributions:
From net investment income	(1,978)	(55,901)
From net realized gains	(11,301)	(1,076,824)
Net increase (decrease) in net assets from distributions	(13,279)	(1,132,725)

From Capital Share Transactions:
Subscriptions of fund shares	968,259	1,725,275
Reinvestment of dividends	13,273	1,132,513
Redemption fee proceeds	-	353
Redemptions of fund shares	(1,764,785)	(1,965,533)
Net increase (decrease) in net assets from
capital share transactions	(783,253)	892,608

Net increase (decrease) in net assets	(5,607,781)	(2,806,596)

Net Assets:
Beginning of Period	14,673,060	17,479,656
End of Period*	$ 9,065,279	$ 14,673,060
* Includes distribution in excess of net investment
income of:	$ (159,507)	$ (146,208)

Capital Share Transactions:
Shares sold	98,374	122,187
Shares reinvested	1,682	83,151
Shares redeemed	(174,494)	(146,312)
	(74,438)	59,026

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Rogé Partners Fund
	For the Six
	Months Ended		For the		For the		For the		For the
	December 31,		Year Ended		Year Ended		Year Ended		Period Ended
	2008		June 30,		June 30,		June 30,		June 30,
	(Unaudited)		2008		2007		2006		2005 (1)
Net Asset Value, Beginning of Period	$ 12.16		$ 15.24		$ 12.92		$ 11.13		$ 10.00
Income From Investment Operations:
Net investment income (loss) (2)	(0.01)		(0.05)		(0.01)		(0.08)		(0.07)
Net realized and unrealized gain (loss) (2)	(4.13)		(2.06)		2.74		1.93		1.22
Total from investment operations	(4.14)		(2.11)		2.73		1.85		1.15

Paid-In Capital from Redemption Fees	-		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)

Less Distributions From:
Net investment income	(0.00)	(3)	(0.05)		(0.15)		(0.00)	(3)	(0.02)
Net realized gains	(0.01)		(0.92)		(0.26)		(0.06)		-
Total distributions	(0.01)		(0.97)		(0.41)		(0.06)		(0.02)

Net Asset Value, End of Period	$ 8.01		$ 12.16		$ 15.24		$ 12.92		$ 11.13

Total Return (4)	(33.95)%		(14.57)%		21.32%		16.64%		11.50%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$ 9,065		$ 14,673		$ 17,480		$ 11,643		$ 5,773
Ratio of expenses to average net
assets, before waiver/reimbursement (6)	2.45%	(5)	2.34%		2.13%		3.05%		7.88%	(5)
Ratio of expenses to average net
assets, after waiver/reimbursement (6)	1.99%	(5)	1.99%		1.99%		1.99%		1.99%	(5)
Ratio of net investment income (loss)
to average net assets, after waiver/
reimbursement (7)	(0.19)%	(5)	(0.36)%		(0.05)%		(0.62)%		(0.87)%	(5)
Portfolio Turnover Rate	60%		59%		33%		13%		8%
(1)	For the period from October 1, 2004 (commencement of operations) to June 30, 2005.
(2)	Per share amounts calculated using the average shares method.
(3)	Per share amount represents less than $0.01 per share.
(4)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5) Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2008 (Unaudited)

Note 1.  Organization

Rogé Partners Funds (the “Trust”) a Delaware business trust formed on April 15, 2004, and registered as open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”) is comprised of the Rogé Partners Fund (the “Fund”).  The Fund commenced operations on October 1, 2004.   The Fund’s business and affairs are managed by its officers under the direction of its Board of Trustees (the “Board”).  The Fund’s investment objective is to seek total return and pursues its investment objective by investing primarily in other investment companies and country-regionplaceU.S. and foreign equity securities with a growth and value approach.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the PersonNamecountry-regionplaceUnited States of America.

Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. If no mean price is available, the last bid price is used.   Shares of underlying mutual funds are valued at their respective Net Asset Values (“NAVs”).  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing systems selected by R.W. Rogé & Co., Inc. (the “Advisor”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Advisor deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange-traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value (face value).    The NAV of the Fund will fluctuate with the value of the securities held by the underlying funds in which it principally invests.  When the NAV of an underlying fund is unavailable, it is valued at fair value as determined by the Advisor under the supervision of the Fund’s Board of Trustees.

The Fund normally calculates net asset value (“NAV”) per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”) (generally 4:00PM Eastern Time) once on each day on which the NYSE is open for trading. Trading in securities on Far Eastern and certain other securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE. In addition, Far Eastern and other securities trading generally, or in a particular country or countries, may take place on days that the NYSE is closed, and on which a Fund’s net asset value is not calculated. As a result of the aforementioned, calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.   Other securities for which market quotations are not readily available are valued at their fair value, as determined in good faith in accordance with the guidelines established by the Board.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, a Board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2008 (Unaudited)

used to determine fair value for a security.  As of December 31, 2008, the Fund held five securities for which market quotations were not readily available.   The market value of these securities represented 7.60% of its net assets.

Various inputs are used in determining the value of the Fund's investments relating to Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements.

These inputs are summarized in the three broad level listed below.
Level 1 - quoted prices in active markets for identical securities.
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3 - Significant unobservable inputs (including fund's own assumption in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's assets carried at fair value:
Valuation inputs	Investment in Securites ($)	Other Financial Instruments* ($)
Level 1- Quoted Prices	8,220,592	-
Level 2 - Other Significant Observable Inputs	219,763	-
Level 3 - Significant Unobservable Inputs	601,870	-
Total	9,042,225	-
* Other financial instruments include futures, forwards and swap contracts.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities ($)
Balance as of 6/30/08	919,663
Realized gain (loss)	-
Change in unrealized (appreciation/depreciation)	(410,622)
Net purchases (sales)	-
Transfers in and/or out of Level 3	92,829
Balance as of 12/31/08	601,870

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2008 (Unaudited)

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities.  The provisions are effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Security Transactions and Related Investment Income – Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.   The amounts of dividends and distributions from net investment income and net realized gains, respectively, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the country-regionplaceUnited States of America.   These “book-tax” differences are either permanent or temporary in nature.   To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.   To the extent dividends and distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in surplus or tax return of capital.

Federal Income Taxes - The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  Effective December 31, 2007, the Fund became subject to the Financial Accounting Standards Board (“FASB”) FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.     The adoption of FIN 48 is required for fiscal years beginning after June 29, 2007 and is to be applied to all open tax years (June 30, 2005 through 2008) as of the effective date.  The Fund has reviewed all open tax years and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken for the fiscal period ended December 31, 2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date.  The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.   These reclassifications have no effect on net assets and net asset value per share.    For the year ended June 30, 2008, the Fund reclassified the components of net assets due to mark-to-market differences on passive foreign investment companies and net operating loss as follows:

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2008 (Unaudited)

Rogé Partners Fund
Paid in capital	$(1,640)
Distribution in excess of net investment income	(30,839)
Accumulated net realized gain (loss) from security
transactions and foreign currency transactions	32,479

Note 3.  Investment Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an investment advisory agreement (the “Agreement”) with the Advisor. Pursuant to the Agreement, the Advisor manages the Funds’ investments and business affairs, subject to the supervision of the Board. For its services, the Advisor receives a fee equal to 1.00% of the average net assets of the Fund.

The Advisor has agreed contractually to waive its advisory fee and to reimburse expenses, other than extraordinary or non-recurring expenses or acquired fund fees and expenses, at least until October 31, 2009, such that the total annual fund operating expenses do not exceed 1.99% of average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and may increase performance.   For the six months ended December 31, 2008, the Advisor waived fees amounting to $26,881.  The Fund’s total expenses subject to recoupment are $168,045. As of June 30, 2008, the Advisor can recoup waived and reimbursed expenses of $90,627 until June 30, 2009, $20,794 until June 30, 2010, and $56,624 until June 30, 2011.

The Trust has entered into various service agreements (“Agreements”) with Gemini Fund Services, LLC (“GFS”). Pursuant to the Agreements, GFS serves as Administrator, Transfer and PersonNameDividend Disbursing Agent, Fund Accounting Agent, and Custody Administrator to the Fund. For these services, the Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets. In addition, certain agreements are subject to certain minimum requirements.

Northern Lights Distributors, LLC (“NLD”), an affiliate of GFS, is the Distributor of the Trust.   The Trust has adopted a Shareholder Servicing Plan (the “Plan”) pursuant to which, the Distributor will reimburse entities providing shareholder services to the Fund in connection with maintenance of shareholder accounts. The Fund will pay the Distributor a fee calculated at an annual rate of 0.25% of the Fund’s average daily net assets.  For the six months ended December 31, 2008, the Fund paid shareholder servicing fees of $0.00.  Effective April 15th, 2008 the daily accrual for the Plan was discontinued.  The Plan expired on June 22, 2008 without renewal.

Note 4.  Investment Transactions

During the six months ended December 31, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-term securities, aggregated $6,874,955 and $7,528,639, respectively.

Note 5.  Distributions to Shareholders

On December 30, 2008, distributions were declared for shareholders of record on December 29, 2008.   The distributions were paid on December 30, 2008.   The tax character of those distributions was as follows:

Rogé Partners Fund
Distributions Paid from Ordinary Income:	$1,978
Distributions Paid from Long-Term Capital Gains:	$11,301

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2008 (Unaudited)

On December 31, 2007, distributions were declared for shareholders of record on December 28, 2007.   The distributions were paid on December 31, 2007.   The tax character of those distributions was as follows:

Rogé Partners Fund
Distributions Paid from Ordinary Income:	$329,588
Distributions Paid from Long-Term Capital Gains:	$803,137

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Rogé Partners Fund
Undistributed Long Term Gains	$ -
Undistributed Ordinary Income	-
Accumulated Other Book/Tax Differences	(808,318)
Unrealized Appreciation/(Depreciation) of Investments and Foreign Currency Transactions	1,102,252
Total Accumulated Earnings/(Deficits)	$293,934

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in Passive Foreign Investment Companies.

Capital and foreign currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such losses as follows:

Rogé Partners Fund
Foreign Currency Losses	$1,548
Capital Losses	806,770
Total Post October Losses	$808,318

Note 6.  Investment in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies.  A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more that 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of December 31, 2008, the Rogé Partners Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Armor Capital Partners LP	12/30/2005	450,000	$450,000	$431,836	4.76%
6356095 Canada Inc. (formerly Excapsa Software, Inc.)	10/18/2006	281,500	$45,466	$39,748	0.44%
Deep Down, Inc.	6/03/2008	857,142	$392,828	$130,286	1.44%

Rogé Partners Fund
SUPPLEMENTAL INFORMATION
December 31, 2008 (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses.   The following examples are intended to help the shareholder understand the ongoing cost  (in dollars) of investing in a fund and to compare theses costs with the ongoing costs of investing in other mutual funds.    Please note, the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), contingent deferred sales charges (CDSCs) on redemptions or any redemption fees.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the period from July 1, 2008 through December 31, 2008.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Rogé Partners Fund	Beginning Account Value (7/1/08)	Ending Account Value (12/31/08)	Expenses Paid During Period** (7/1/08-12/31/08)
Actual	$1,000.00	$660.50	$8.33
Hypothetical (5% return before expenses)	1,000.00	1,015.17	10.11

** Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in the reporting period).

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the period ended June 30, 2008 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-800-ROGE or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st AND 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form NQ is available without charge, upon request, by calling 1-888-800-ROGE.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 9.   Submission of Matters to a Vote of Security Holder.   None.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Rogé Partners Funds

By (Signature and Title)

*

 Steven M. Rogé

/s/ Steven M. Rogé, President

Date

3/5/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

Steven M. Rogé

/s/ Steven M. Rogé, President

Date

3/5/09

By (Signature and Title)

*

Susan J. Rogé

/s/ Susan J. Rogé, Treasurer

Date

3/5/09

* Print the name and title of each signing officer under his or her signature.